Guggenheim Variable Funds Trust
702 King Farm Blvd., Suite 200
Rockville, Maryland 20850
Supplement Dated December 7, 2018
to the currently effective Statement of Additional Information (the “SAI”), as supplemented from time to time, for each series of Guggenheim Variable Funds Trust (each, a “Series” and, collectively, the “Series”)
This supplement provides updated information beyond that contained in the SAI and should be read in conjunction with the SAI.
The section of the SAI titled “SALE AND REDEMPTION OF SHARES” is deleted and replaced with the following:
SALE AND REDEMPTION OF SHARES
Contract or policy owners who allocate a portion of their contract or policy values to a Series through variable annuity contracts or variable life insurance policies do not deal directly with the Series to purchase and redeem shares. Please refer to the prospectus for the variable annuity contract or variable life insurance policy for information on the allocation of premiums and on transfers. The insurance companies offering the Series as investment options under variable annuity contracts or variable life insurance policies buy and sell shares of the Series at the net asset value per share ("NAV") next determined after receipt and acceptance of an order to buy or receipt of an order to sell by the Series or its agents. Each Series reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part. Orders by a fund of funds for which an Investment Manager or an affiliate serves as investment manager will be treated as received by a Series at the same time that the corresponding orders are received in proper form by the fund of funds and accepted. A Series’ NAV is generally calculated as of the close of trading on every day the NYSE is open (usually 4:00 p.m. Eastern Time). No sales or redemption charge is applicable to the purchase or redemption of the Series' shares. The value of shares redeemed may be more or less than the shareholders' cost, depending on the market value of the portfolio securities at the time of redemption. Payment for shares redeemed will be made as soon as practicable after receipt, but in no event later than seven days after tender, except that the Series may suspend the right of redemption during any period when trading on the NYSE is restricted or the NYSE is closed for other than weekends or holidays, or any emergency is deemed to exist by the SEC. To the extent authorized by law, each Series reserves the right to discontinue offering shares at any time, or to cease operations entirely.

In addition to the purchase options described above, each Series may, in its sole discretion or the sole discretion of its Investment Manager, accept purchase orders and proceeds in the form of other consideration, including shares of stock, bonds or other securities or instruments (a “subscription in kind”). Generally, any securities or other instruments used to purchase Series shares must be consistent with the Series' investment objective or strategies and otherwise deemed acceptable by the Series or its Investment Manager. Any securities or other instruments accepted by the Series as purchase proceeds will be valued in accordance with the Trust’s valuation procedures. You should call the Investment Manager to discuss subscriptions in kind and determine if the securities or other instruments you wish to contribute are acceptable.

The Series reserve the right to withdraw all or any part of the offering made by the Prospectus and to reject purchase orders at any time and for any reason or without cause.

Each Series typically expects to meet redemption requests by using holdings of cash or cash equivalents or proceeds from the sale of portfolio holdings (or a combination of these methods) unless it believes that circumstances warrant otherwise. For example, under stressed market conditions, as well as during emergency or temporary circumstances, each Series may distribute redemption proceeds in-kind (rather than in cash), access a line of credit or overdraft facility, or borrow through other sources (e.g., reverse repurchase agreements or engage in certain types of derivatives), to meet redemption requests. Each Series may also use these redemption methods if the Series believes, in its discretion, that it is in the best interests of the Series and its remaining shareholders. Redemptions in-kind involve the payment of some or all of your redemption proceeds in securities with a market value equal to the redemption amount.

Each Series reserves the right to use redemptions in kind at all times, including during stressed conditions or other circumstances. A Series may honor a redemption by distribution in-kind of securities for a variety of purposes, such as liquidity risk management, as well as in instances of large redemptions. A Series may also satisfy redemptions entirely through redemptions in kind upon the request of a shareholder. In each case, such redemption in kind would be effected in accordance with the 1940 Act and rules and interpretations of the SEC and its staff thereunder.

The securities distributed in such a redemption in kind distribution would be valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed and generally represent a pro rata portion of Series portfolio assets subject to certain adjustments (e.g., for non-transferable investments, odd lots or small lots of securities, and derivatives). In the case of a non-pro rata distribution, the distribution would be subject to the Trust’s officers and the Trust’s Liquidity Risk Management Program Administrator, in consultation with the portfolio managers and other personnel of the Investment Manager, determining that the distribution is fair and not disadvantageous to the redeeming or remaining shareholders.

In the event a shareholder were to receive a redemption in kind of portfolio securities of a Series, it would be the responsibility of the shareholder to dispose of the securities. The shareholder would bear market risks and thus be at risk that the value of the securities would decline prior to their sale or would be sold at a price that differs from their original value, that it would be difficult to sell the securities, and that brokerage fees and other transaction costs could be incurred.

Please Retain This Supplement for Future Reference